UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2021

Mohawk Group Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38937	83-1739858
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Mohawk Group Holdings, Inc.
37 East 18th Street, 7th Floor

New York, NY 10003

(Address of Principal Executive Offices)(Zip Code)

(347) 676-1681
(Registrant’s telephone number, including area code)

N/A

(Former Name, or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	MWK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On February 3, 2021, Mohawk Group Holdings, Inc. (“Mohawk”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial Form 8-K”) to report, among other things, Mohawk’s acquisition (the “Acquisition”) on February 2, 2021 of certain assets (the “Healing Solutions Assets”) of Healing Solutions, LLC (the “Seller”) related to Seller’s retail and ecommerce business under the brands Healing Solutions, Tarvol, Sun Essential Oils and Artizen (among others), which is conducted through certain physical locations, virtual channels or websites, including amazon.com and healingsolutions.com. This Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) amends the Initial Form 8-K to include financial information required under Item 9.01, which was not previously filed with the Initial Form 8-K and which is permitted to be filed by amendment no later than 71 calendar days after the date on which the Initial Form 8-K was required to be filed. Except as stated in this Explanatory Note, no other information contained in the Initial Form 8-K is changed.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements required by Item 9.01(a) of Form 8-K are filed as Exhibit 99.2 to this Amendment No. 1 and are incorporated herein by reference.

(b) Pro forma financial information.

The pro forma financial information required by Item 9.01(b) of Form 8-K is filed as Exhibit 99.3 to this Amendment No. 1 and is incorporated herein by reference.

(d) Exhibits

23.1	Consent of Mayer Hoffman McCann P.C.
99.2	Audited financial statements of Healing Solutions, LLC as of and for the year ended December 31, 2020.
99.3	Unaudited pro forma condensed combined financial information of Mohawk Group Holdings, Inc. and Healing Solutions, LLC for the year ended December 31, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOHAWK GROUP HOLDINGS, INC.

Date: April 20, 2021	By:	/s/ Yaniv Sarig
Name: Yaniv Sarig
Title: President and Chief Executive Officer